EQ ADVISORS TRUSTSM

1290 VT SmartBeta Equity ESG Portfolio

SUPPLEMENT DATED JANUARY 12, 2024, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

Effective January 12, 2024, Gideon Smith, CFA® of AXA Investment Managers US Inc. no longer serves as a member of the team that is responsible for the securities selection, research and trading for the 1290 VT SmartBeta Equity ESG Portfolio. All references to Gideon Smith in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.